UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) January 10, 2014

NATIONAL WESTERN LIFE INSURANCE COMPANY
(Exact Name of Registrant as Specified in Its Charter)

COLORADO	84-0467208
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

2-17039
(Commission File Number)

850 EAST ANDERSON LANE, AUSTIN, TEXAS	78752-1602
(Address of Principal Executive Offices)	(Zip code)

(512-836-1010)
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

On January 10, 2014, management of National Western Life Insurance Company (the “Company”), notified KPMG LLP (“KPMG”) that the Company would not be renewing the engagement of KPMG as independent accountants beginning with the audit of its consolidated financial statements for the year ending December 31, 2014. KPMG’s dismissal will be effective with the Company’s filing of its Form 10-K for the year ended December 31, 2013 and issuance of the statutory financial statement audit reports for the same period. The Company’s Audit Committee of the Board of Directors approved the dismissal of KPMG as the Company’s independent accountants based upon the results of a competitive proposal process.

The audit reports of KPMG on the consolidated balance sheets of the Company as of December 31, 2012 and 2011, and the related consolidated statements of earnings, comprehensive income (loss), stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2012 and the effectiveness of internal control over financial reporting as of December 31, 2012 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2012, 2011 and 2010, and during the period December 31, 2012 through January 10, 2014 (the date of notification of dismissal), there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter in its audit reports. For the years ended December 31, 2012, 2011 and 2010, and through the date of this Form 8-K, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided KPMG with a copy of this report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested KPMG to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, stating the respects in which it does not agree. A copy of the letter furnished by KPMG is attached as Exhibit 16.1 hereto.

On January 10, 2014, management of the Company notified BKD LLP (“BKD”) of its engagement as the Company’s independent registered public accounting firm which was approved by the Company’s Audit Committee that same day. BKD’s engagement for the audit of the Company's consolidated financial statements for the year ending December 31, 2014 is effective beginning with the first quarter review for the period ending March 31, 2014.

During the years ended December 31, 2012, 2011 and 2010 and through the date of this Form 8-K, neither the Company, nor anyone acting on its behalf, consulted with BKD with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered by BKD on the Company’s consolidated financial statements, or any matters that were either the subject of a disagreement (as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). Prior to the Company’s engagement of BKD, BKD did not provide the Company with either written or oral advice that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

16.1    Letter from KPMG LLP dated January 16, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL WESTERN LIFE INSURANCE COMPANY

Date: January 16, 2014	By:	/S/Brian M. Pribyl
Brian M. Pribyl
Senior Vice President
Chief Financial Officer and Treasurer